CONFIDENTIAL INFORMATION OF Q COMM INTERNATIONAL, INC.

[*Confidential treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [***], has been filed separately with the Securities and Exchange Commission.]


                                                                   Exhibit 10.19

                CELLULAR PREPAID PRODUCTS DISTRIBUTION AGREEMENT


         THIS CELLULAR PREPAID PRODUCTS DISTRIBUTION AGREEMENT (this "Agreement"), effective as of March 1, 2005 (the "Effective Date"), sets forth the mutual covenants and obligations of CRICKET COMMUNICATIONS, INC., a Delaware corporation, with offices at 10307 Pacific Center Court, San Diego, CA 92121 ("Cricket"), and Q COMM INTERNATIONAL INC., a Utah corporation, with offices at 510 East Technology Ave., Building C, Orem, Utah 84097, (hereinafter referred to as "Distributor").

                                    RECITALS

         WHEREAS, Cricket is a provider of wireless telecommunications services and wireless phones via Cricket's network of direct-owned stores ("Cricket Locations") and authorized third party dealers or payment locations that contract directly with Cricket ("Dealers") in the markets identified on Exhibit A attached hereto (the "Area"). Cricket desires to sell Wireless Services (defined below) on a prepaid basis by means of selling electronic Pins under the registered trademark Cricket(R) and the trademark Jump by CricketTM, pursuant to which Consumers may, by purchasing such Pins, have access to such fixed amounts of Cricket's Wireless Services as are designated and encoded by Cricket to correspond with such pins.

         WHEREAS, Distributor is in the business of, among other things, providing order processing, pin distribution, delivery, management, marketing and merchandising services, and selling a variety of prepaid products and services to end-users through Distributor's electronic point-of-sale activation terminal, trademarked as the q xpress 200(TM), or through other terminals or devices Distributor may provide to dispense prepaid products and services (the "POS Terminal"), which is the front end of Distributor's full-range electronic activation, pin distribution, and reporting system for prepaid products.

         WHEREAS, Cricket desires to authorize Distributor to implement and manage the distribution of POS Terminals to certain Cricket-designated stores and to sell Pins (as defined below) via such POS Terminals in accordance with the terms and conditions hereinafter set forth.

         NOW THEREFORE, in consideration of the mutual promises and obligations contained in this Agreement, the parties agree as follows:

1.       DEFINITIONS.
         ------------

         1.1 "Area" shall mean the markets set forth on Exhibit A to this Agreement as amended from time to time.

         1.2 "Cricket" shall have the meaning set forth in the first paragraph of this Agreement.

         1.3 "Cricket Locations" shall have the meaning set forth in the first Recital above, and specifically shall include only Cricket-owned retail stores in the Area.

         1.4 "Consumer" means any end-user who purchases or otherwise receives a Pin sold or distributed under this Agreement.

             CONFIDENTIAL INFORMATION OF Q COMM INTERNATIONAL, INC.

[*Confidential treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [***], has been filed separately with the Securities and Exchange Commission.]


         1.5 "Contracted Dealer" means any Dealer or other third party that has a contractual relationship with Distributor to possess a POS Terminal and sell Pins.

         1.6 "Cricket Functionality" shall mean programs for the POS Terminals that are specific to and that facilitate the sale of Cricket Pins or Wireless Services.

         1.7 "Dealers" shall have the meaning set forth in the Recitals of this Agreement.

         1.8 "Distributor" shall have the meaning set forth in the first paragraph of this Agreement.

         1.9 "Distribution Fees" shall have the meaning as set forth in Exhibit D hereto.

         1.10 "Due Date" shall have the meaning set forth in Section 5.1 of this Agreement.

         1.11 "Effective Date" shall have the meaning set forth in the first paragraph of this Agreement.

         1.12     "Indemnifying Party" shall have the meaning set forth in
Section 16.1 of this Agreement.

         1.13 "Information" shall have the meaning set forth in Section 10.1 of this Agreement.

         1.14 "Loss Event" shall have the meaning set forth in Section 7.4 of this Agreement.

         1.15 "Marks" shall mean any and all trademarks, service marks, trade names, insignia, symbols, logos, decorative designs, and/or other identifying insignia that either Cricket or the Distributor owns or is licensed or sublicensed to use in connection with its services or products relating thereto, and which each party, in its sole discretion, with respect to its marks, determines from time to time that the other party is authorized to use.

         1.16     "Owning Party" shall have the meaning set forth in Section
11.2 of this Agreement.

         1.17 "Pins" shall refer to electronic prepaid pin numbers provided by Cricket that correspond to and grant the end-user holder thereof access to such fixed amounts of Cricket's Wireless Services as are designated and encoded by Cricket to correspond with such pins.

         1.18 "POS Terminal" shall have the meaning set forth in the Recitals of this Agreement.

         1.19 "3rd Party Products and Services" shall mean the products and services offered from service providers other than Cricket.

         1.20 "Unit Denomination" shall refer to the dollar value measurement specified by Cricket for the Wireless Services represented by a Pin, equal to the "face value" of the Pin. Current Unit Denominations are $15, $25, $35, and $50. Each Pin purchased by Consumers shall contain a specified Unit Denomination as the suggested retail value, not including taxes, equal to the face value of the Pin. The Unit Denomination of Pins under this Agreement may vary from market to market and from time to time during the term of this Agreement, as determined by Cricket, provided, however, that in no instance will

             CONFIDENTIAL INFORMATION OF Q COMM INTERNATIONAL, INC.

[*Confidential treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [***], has been filed separately with the Securities and Exchange Commission.]


this Agreement cover the distribution of Pins with a face value of less than $15 unless Cricket so decides in its sole discretion. Cricket shall determine and disclose to Distributor the per minute rates associated with local and long distance calling and roaming charges equating to the Unit Denomination, which may vary from market to market and from time to time during the term of this Agreement, as determined by Cricket.

         1.21 "Wireless Services" shall refer to all wireless services offered by Cricket to its customers, including without limitation voice telecommunications (local, long distance and international calling) and the sale of ringtones and other data for use with wireless phones.


2.       TERM OF AGREEMENT
         -----------------

         This Agreement shall become effective on the Effective Date and shall continue in full force and effect for two (2) years (the "Initial Term"), unless otherwise terminated pursuant to the provisions of this Agreement. Thereafter, this Agreement shall automatically renew for successive one (1) year periods (or any other term to which the parties mutually agree in writing) unless one party gives the other party written notice of its intention to terminate this Agreement at least sixty (60) days prior to the expiration of the Initial Term or any subsequent annual term.


3.       GENERAL PROVISONS APPLICABLE TO DISTRIBUTION ARRANGEMENT
         --------------------------------------------------------

         3.1 General Description of Distribution Arrangement. Cricket shall provide Pins electronically in various quantities and denominations to Distributor for distribution and sale through the POS Terminals. Distributor shall provide POS Terminals with Cricket Functionality only to locations approved in advance by Cricket and set forth specifically on Exhibit C hereto ("Approved Locations"). Cricket may unilaterally designate Approved Locations and add them to Exhibit C, and Distributor shall have no right to refuse to place a POS Terminal in Approved Locations, subject to Distributor's standard credit checks; provided however, that if an Approved Location is not acceptable to Distributor for any reason, then Distributor shall only be required to place a POS Terminal at that Approved Location if Cricket agrees in writing to assume any credit risk of such Approved Location. Distributor shall in all cases contract directly with the owner/operators of all Approved Locations (other than Cricket Locations), whereupon they shall become Contracted Dealers hereunder. Such contract shall provide for the terms of leasing the POS Terminal, selling the Pins to Consumers only, remittance of amounts collected from the sale of Pins, and for the rights of Cricket as a third party beneficiary and to require termination of the Cricket Functionality on the POS Terminal in Cricket's sole discretion exercised only after giving prior notice to Distributor and at least 30 days to the applicable Contract Dealer to cure any problems that Cricket believes are giving rise to its request to terminate. Upon any termination of Cricket Functionality on a POS Terminal, Distributor shall take prompt action to remove the green POS Terminal bearing Cricket's Mark(s) and replace such POS Terminal with Distributor's red POS Terminal not bearing any Cricket Marks. To the extent such contract is with an existing Dealer, such contract shall not in any way prohibit Cricket from contracting directly with such Dealer to place other methods of selling Wireless Services in their locations. To the extent that Cricket introduces Distributor in writing to any Contracted Dealer with whom Distributor had no prior relationship pertaining to prepaid products, Distributor shall not require such Contracted Dealer to sell prepaid products or services exclusively through Distributor. Distributor shall enable the POS Terminals to print the Pins on thermally printable cards bearing the Cricket trademark and such other terms, conditions or provisions as are reasonably and technologically feasible and specified by Cricket from time-to-time. Distributor

             CONFIDENTIAL INFORMATION OF Q COMM INTERNATIONAL, INC.

[*Confidential treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [***], has been filed separately with the Securities and Exchange Commission.]


shall provide full management of Contracted Dealers, including without limitation, contract management, credit approval and management, collection of Pin purchase price, training on POS Terminal use, and services required for the placement, activation, maintenance and deactivation of POS Terminals and Cricket Functionality.

         3.2 Independent Contractor. Distributor is an independent contractor and is not Cricket's agent, partner, employee or legal representative for any purpose. Nothing herein shall be construed in such a manner so as to constitute Distributor an agent, partner, employee or legal representative of Cricket. Distributor shall not make any warranty or representation or incur any obligation, liability or indebtedness whatsoever on Cricket's behalf or on behalf of any affiliate of Cricket. It is agreed that the relationship of the parties hereto is that of a vendor and a vendee. Distributor shall conduct its business for its own interest and all persons employed in the conduct of Distributor's business shall be Distributor's employees or agents. Distributor shall be solely responsible for the withholding and payment of all federal, state, and local taxes, social security, unemployment, sickness, disability, and worker's compensation insurance and other payroll taxes with respect to its business, employees and agents. Each of Distributor and Cricket respectively will retain sole responsibility for directing their own respective day-to-day business operations. Each party shall pay its own business expenses. Neither party, nor any of their respective employees, shall be entitled to any employee benefits from the other party.

         3.3 Distributor Appointment; Non-Exclusive Nature of Agreement. Cricket hereby appoints Distributor as a non-exclusive distributor to distribute Pins within the Area pursuant to this Agreement. Distributor's appointment shall continue until the termination or expiration of this Agreement. During the term of this Agreement and thereafter, Cricket reserves the right without obligation or liability to Distributor to market Wireless Services, Pins and related services and products, prepaid or otherwise, in the same geographical areas served by Distributor, whether through Cricket own representatives or through others including, but not limited to authorized agents, limited agents, retailers, resellers and distributors. Therefore, it is expressly understood and agreed by Distributor that this Agreement does not grant Distributor an exclusive privilege to sell Cricket Wireless Services or the Pins, and Cricket may, in its sole discretion, appoint other dealers or distributors of the Wireless Services and Pins in the Area. Distributor acknowledges that Cricket actively markets and sells Cricket's Wireless Services and Pins directly and indirectly in the Area, in other geographic locations, via the Internet, or otherwise in Cricket's sole discretion. Distributor shall have no power or authority to appoint any other person or firm as a distributor or dealer of the Wireless Services or Pins, except as specifically authorized by Cricket.

         3.4 No Franchise or Joint Venture. Distributor acknowledges and agrees that Cricket has not required Distributor to pay any direct or indirect franchise fee or other payment, or to commit to pay any such fee or other payment as a condition of the execution of this Agreement, and that the laws and regulations, whether federal, state or local, pertaining to a franchises do not govern the interpretation, enforceability or termination of this Agreement in any manner whatsoever. Distributor represents and warrants to Cricket that Distributor does not and shall not deem or claim itself to be a franchisee of Cricket under any applicable law or regulation. Nothing in this Agreement shall be deemed to establish or otherwise create a relationship of franchisor/franchisee between Cricket and Distributor, nor does this Agreement create any joint venture or partnership between Cricket and Distributor.

         3.5 Ownership of POS Terminals. The parties to this Agreement acknowledge and agree that all of the right, title and interest to POS Terminals shall remain with Distributor, and Cricket specifically agrees that it has no

             CONFIDENTIAL INFORMATION OF Q COMM INTERNATIONAL, INC.

[*Confidential treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [***], has been filed separately with the Securities and Exchange Commission.]


interest in the POS Terminals (except in the intellectual property of Cricket contained in or on the POS Terminals).


4.       SPECIFIC DUTIES AND OBLIGATIONS OF THE PARTIES
         ----------------------------------------------

         4.1      During the term of this Agreement, Cricket shall:

                  (a) supply Distributor with Pins electronically in quantities and denominations or types as mutually agreed by the parties, and shall coordinate with Distributor regarding the activation of the Pins following sale to Consumers;

                  (b) provide Distributor with all required packaging (i.e., receipt or card holders), Cricket-specific point of purchase materials, including, without limitation, copies of applicable terms and conditions of service, which Distributor acknowledges shall be subject to change in form and substance from time to time at the discretion of Cricket);

                  (c) provide to Consumers the Wireless Services corresponding to Pins sold by Distributor and subject to this Agreement and the terms and conditions of service established by Cricket, which terms and conditions of service may vary from market to market within the Area and from time to time during the term of this Agreement;

                  (d) provide necessary support to Consumers to facilitate the activation and reasonably required customer service support and training;

                  (e) at the reasonable discretion of Cricket, provide regional and/or market level sales support in accordance with any mutually agreed upon prepaid launch program or market maintenance program;

                  (f) pay Distributor the Distribution Fees as set forth in
                      Exhibit D hereto as Distributor's sole compensation for all of the products and services provided by Distributor hereunder. Such payment may be accomplished by permitting Distributor to retain the appropriate percentage Distribution Fee as set forth on Exhibit D and thereafter to remit the balance to Cricket;

                  (g) permit Distributor to sell 3rd Party Products and Services via POS Terminals with Cricket Functionality, but only in non-Cricket Locations and non-Dealer locations, and subject to Distributor's prompt payment to Cricket of the fees described in Section 4.2(s) below and on Exhibit B.

                  (h) materially comply with all applicable federal, state and local laws and regulations of the respective regulatory bodies having jurisdiction over the Wireless Services, Cricket and the sale of the Pins.

         4.2      During the term of this Agreement, Distributor shall:

                  (a) use its reasonable best efforts to promote, market and sell the Pins in the Area via the POS Terminals pursuant

             CONFIDENTIAL INFORMATION OF Q COMM INTERNATIONAL, INC.

[*Confidential treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [***], has been filed separately with the Securities and Exchange Commission.]


                      to the terms and conditions of this Agreement and as otherwise established by Cricket;

                  (b) submit all promotional, marketing, sales and informational materials regarding the Pins or Cricket Wireless Services, or bearing any Cricket trademarks, to Cricket for its written approval prior to public release, except that prior written approval shall not be required for any preauthorized Cricket promotional materials approved by Cricket for general use from time-to-time, subject to any Cricket-designated expiration date thereof;

                  (c) deliver the POS Terminals and associated collateral and promotional material as directed by Cricket to the Cricket Locations and other authorized locations that constitute Contracted Dealers as set forth on Exhibit C hereto;

                  (d) permit the POS Terminals in Cricket Locations to sell only the Pins for Cricket's Wireless Services, unless Cricket agrees otherwise in writing, and permit Dealer locations to sell only the Pins for Cricket's Wireless Services unless (i) Distributor was already selling other pre-paid products or services through one or more POS Terminals at the applicable Dealer location prior to the date of this Agreement, or (ii) Cricket agrees otherwise in writing;

                  (e) customize Distributor's standard POS Terminal in
                      accordance with Cricket's previously approved specifications for color, design and logos, which Cricket acknowledges that Distributor has already accomplished;

                  (f) provide telephone training to employees at the Cricket
                      Locations and Contracted Dealers in the proper operation of the POS Terminals;

                  (g) provide first-line customer support for all POS Terminal issues and questions via a toll free line available to Cricket and Contracted Dealers from 7am-6pm MST on Monday through Friday and from 9am-3pm MST on Saturday. In addition, Distributor will provide after-hours technical support seven days a week during all hours other than those set forth above;

                  (h) provide information to Consumers as supplied by Cricket on how to use the Pins and on how to contact Cricket's customer service for additional Pins and account balance;

                  (i) assume all of Distributor's costs associated with its
                      obligations hereunder, including costs of soliciting for locations to place POS Terminals, and marketing and distributing POS Terminals and cards in the Area pursuant to this Agreement. Distributor shall not solicit orders, market or distribute the POS Terminals with Cricket Functionality outside of the Area. Cricket reserves the right to prohibit the placement by Distributor of Cricket Functionality on POS Terminals to any distribution channel not in the Area, that may be inconsistent with Cricket' goals or corporate ethics, or that is otherwise designated by Cricket as ineligible to sell Pins in Cricket's sole discretion;

                  (j) remit to Cricket daily via ACH transaction a sum equal to the Unit Denomination of Pins supplied by Cricket to

             CONFIDENTIAL INFORMATION OF Q COMM INTERNATIONAL, INC.

[*Confidential treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [***], has been filed separately with the Securities and Exchange Commission.]


                      Distributor that are either activated on the Cricket network or sold via the POS Terminals since the most recent remittance required by Cricket, without regard to how any such Pin is activated or whether the Contracted Dealer remits sums collected therefore from Consumer to Distributor, less Distribution Fees. Distributor acknowledges and agrees that it shall be solely responsible for noncollection of amounts remitted or indicated by POS Terminals as remitted by Consumers (whether such noncollection is caused by loss of cash, NSF, chargeback, fraud, etc.), and Cricket shall be indemnified from such losses by Distributor and shall have no responsibility for the collection of any amounts due from third parties to Distributor;

                  (k) use commercially reasonable efforts at all times to give prompt, courteous and efficient service and deal with third party purchases of Pins with the highest standards of honesty, integrity and fair dealing, and do nothing which would be likely to discredit, dishonor, reflect adversely upon or in any manner injure the reputation and goodwill of Cricket and/or of the Wireless Services;

                  (l) train its staff and account representatives in the sale of the Wireless Services, pursuant to information provided to Distributor by Cricket;

                  (m) use commercially reasonable efforts to cause each
                      Contracted Dealer that sells Pins to promote, market and sell the Pins only to Consumers under the terms and conditions established by Cricket and Distributor. If Distributor learns that any Pin sales locations are (i) not abiding by any of the provisions of this section or the contract between it and Distributor, (ii) not at all times giving prompt, courteous and efficient service to the Consumers and dealing with Consumers with the highest standards of honesty, integrity and fair dealing, and doing nothing that would tend to discredit, dishonor, reflect adversely upon or in any manner injure the reputation and goodwill of Cricket and/or of the Wireless Services, and/or (iii) not abiding by Sections 11 and 12 of this Agreement, relating to the use and return of Cricket's Information and Marks, as if the sales location itself was a party to this Agreement, Distributor shall promptly give notice of such non-compliance to Cricket. At Cricket's option, Distributor shall use commercially reasonable efforts to remove any POS Terminal and promotional materials associated therewith from such locations;

                  (n) maintain detailed and accurate books and records of
                      account with respect to activities undertaken in respect of this Agreement for a period of three (3) years beyond the expiration or termination of this Agreement, and provide daily online reports to Cricket in the ATG APL Sales Feed Specification format provided by Cricket prior to the execution of this Agreement;

                  (o) at the request of Cricket during the term of this
                      Agreement, such request to be made with at least 30 days' prior written notice to Distributor, Distributor will terminate the Cricket Functionality on such specific POS Terminals as shall be designated by Cricket in its sole discretion. Upon termination of this Agreement for any reason or upon expiration of this Agreement, Distributor will terminate the Cricket Functionality on all POS Terminals;

             CONFIDENTIAL INFORMATION OF Q COMM INTERNATIONAL, INC.

[*Confidential treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [***], has been filed separately with the Securities and Exchange Commission.]


                  (p) provide all services and obligations hereunder with
                      workmanship and skill reasonably required by the industry and in accordance with such additional provisions and service level agreements set forth on Exhibit E hereto.

                  (q) be at all times responsible for (and shall bear the risk of loss of) the Pins following transmission thereof from Cricket to Distributor, title to the Pins to transfer to Distributor only just prior to the sale of such Pin to a Consumer via a POS Terminal, whereupon title to such Pin shall vest with Consumer;

                  (r) materially comply with all applicable federal, state and local laws and regulations of the respective regulatory bodies having jurisdiction over the Pins, Distributor or the subject matter of this Agreement, including the procurement of occupational licenses, solicitation licenses, and business licenses or permits that may be required to perform Distributor's obligations under this Agreement;

                  (s) pay to Cricket in accordance with the terms of Exhibit B a fee for all 3rd Party Products and Services sold through a POS Terminal that has been customized for Cricket and that has Cricket Functionality; and

                  (t) in cases where 3rd Party Products and Services are sold via a POS Terminal, Distributor shall require all Contracted Dealers to not use Cricket-branded thermal cards for such sales.

5.       PAYMENT OF DISTRIBUTION FEES.
         -----------------------------

         5.1 Distributor may retain the appropriate Distribution Fees from amounts collected from POS Terminal sales of Pins, provided that if Cricket determines any discrepancy, Cricket shall invoice Distributor for same, designating such discrepancy in detail and providing supporting information and documentation relating to such discrepancy, and Distributor shall pay such invoice no later than forty-five (45) calendar days after the date thereof (the "Due Date"). If payment is not made by the Due Date, interest will accrue from the Due Date at the rate of 1.5 percent (1.5%) per month on the unpaid amount. Application of interest shall not limit Cricket's other remedies. If Distributor fails to pay all past-due amounts under this Agreement within thirty (30) days after its receipt of written notice from Cricket demanding payment of such amounts, Cricket may thereupon: (1) terminate all future transmissions of Pins to Distributor, (2) recover from Distributor all amounts due under this Agreement plus all costs of collection, including, without limitation, attorneys' fees and costs; and (3) pursue any other legal or equitable remedy.

         5.2 Each party hereto agrees that it must notify the other of any discrepancy between: (i) the amounts referenced on any of the invoices; and (ii) payments made or received in connection with such invoices, within ninety (90) calendar days of the Due Date, or any claim relating to such discrepancy shall be deemed to be waived.

         5.3 In the event of a dispute between Cricket and Distributor, over the Pin proceeds, or other amounts due Cricket under this Agreement, Cricket agrees that it shall not permit any such dispute to affect the delivery of Cricket's Wireless Services to any existing, bona fide Consumers.

             CONFIDENTIAL INFORMATION OF Q COMM INTERNATIONAL, INC.

[*Confidential treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [***], has been filed separately with the Securities and Exchange Commission.]


6.       PIN SUPPLY, ORDERING PROCEDURES AND RETURNS.
         --------------------------------------------

         6.1 Distributor may request as many Pins from Cricket as Distributor desires; provided however that (i) Distributor's order must be within the credit limit, if any, Cricket has established for Distributor, and
(ii) Cricket shall not be obligated to accept any request for additional Pins from Distributor if Cricket believes that such additional Pins are for quantities that are in excess of what Cricket reasonably estimates Distributor is able to sell in a two-month period.

         6.2 Distributor acknowledges that while Cricket will make commercially reasonable efforts to promptly deliver additional Pins requested hereunder, all such requests are subject to availability of Pins.

         6.3 Distributor shall not modify, mislabel or re-brand any promotional materials, point of purchase materials, receipt/card holders, terms and conditions of service or other items provided by Cricket, and Distributor also agrees to use commercially reasonable efforts to cause Contracted Dealers to (i) comply with the immediately preceding sentence, and (ii) not use any promotional or point of sale materials if they have been tampered with or modified from their original condition.

         6.4 If a Consumer desires to return a Pin to a sales location, then Distributor shall take steps to advise the Consumer, via the Contracted Dealers, that returns are not permitted by Cricket.

         6.5 On a quarterly basis, Distributor has the right to return to Cricket any undistributed Pins from its electronic inventory; provided, however, that, except as provided elsewhere in this Agreement, Distributor may only return unused Pins.


7.       DELIVERY, TITLE, RISK OF LOSS, SECURITY AND FRAUD CONTROL.
         ----------------------------------------------------------

         7.1 Distributor shall be responsible for all losses, damages, claims resolution and liability caused by or related to the following security, risk of loss and fraud control obligations:

                  (a) Distributor shall be responsible for the proper handling, all risks of physical damage, protection from theft and security of the Pins upon the electronic transmission of the Pins to Distributor or its agent.

                  (b) Subject to the provisions of Section 7.4, Distributor
                      shall be responsible for fraud, theft or misuse of the Pins by employees of Distributor and fraud, theft or misuse occurring due to matters with Distributor's reasonable control.

                  (c) Distributor shall provide to Cricket at all times during the term of this Agreement, and for 60 days following any expiration or termination of this Agreement, a cash security deposit or equivalent letter of credit or performance bond, in a form satisfactory to Cricket, equal to the greater of (i) Forty Thousand Dollars ($40,000.00), or (ii) an amount equal to four (4) days' sales of PINs via POS Terminals at non-Cricket Locations, such amount to be determined quarterly beginning on July 1, 2005 based on the average day sales over the previous calendar quarter (the "Security Deposit"), as security for the performance of all of Distributor's obligations hereunder. Notwithstanding the above, the initial Security Deposit

             CONFIDENTIAL INFORMATION OF Q COMM INTERNATIONAL, INC.

[*Confidential treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [***], has been filed separately with the Securities and Exchange Commission.]


                      shall equal $40,000 and shall be submitted to Cricket within fifteen (15) days after execution of this Agreement. Any subsequent changes in the amount of the required Security Deposit shall be reflected in new letters of credit or performance bonds, which shall be submitted to Cricket within ten (10) business days of Cricket's determination of the new Security Deposit amount.

         7.2 Cricket shall be responsible for all losses, damages, claims resolution and liability caused by or related to the following security, risk of loss and fraud control obligations:

                  (a) Cricket shall be responsible for the proper security and authorized use only by Cricket employees and/or agents of Pins prior to electronic transmission of the Pins to Distributor or its agent.

                  (b) Cricket shall be responsible for fraud, theft or misuse of the products by Cricket employees or agents, or fraud, theft or misuse occurring prior to or in the course of the electronic transmission of Pins to Distributor or its agent.

         7.3 Without any liability to Distributor, Cricket shall have the right to immediately deactivate particular Pins, or batches of Pins in the event Cricket reasonably believes these Pins have been improperly activated, compromised or are the subject of fraud.

         7.4 Distributor expressly covenants and agrees to notify Cricket of any fraud, loss, theft or misuse of any Pins (a "Loss Event") as soon as practicable following learning of such an event. Distributor further agrees to use commercially reasonable efforts to cause the Contracted Dealers to notify Distributor or Cricket of any Loss Event as soon as practicable following learning of such an event. Cricket hereby acknowledges its duty to undertake diligent efforts to effect the deactivation of any Pins subject to a Loss Event promptly following notice of such a Loss Event. If Cricket declines to deactivate Pins after receipt of written notice of such a Loss Event, Distributor shall be relieved of responsibility for all remaining activated units on previously unused Pins which have not been deactivated.

         7.5 For a period of twelve (12) months after the termination of this Agreement, Cricket shall have the right to audit Distributor's books and records pertaining to transactions under this Agreement for purposes of substantiating the funds received and deductions made by Distributor. Distributor shall make such invoices, books and records available for review by Cricket or Cricket's outside auditors, upon reasonable prior notice and during customary business hours; provided that the purpose of such audit shall be only for verification of Distributor's proper performance of it obligations hereunder it being expressly understood that Distributor shall not be required to divulge salary and overhead data or other internal cost information. The costs associated with any such audit shall be borne by Cricket unless such audit demonstrates that Distributor's fees collected exceeded the proper and accurate amount of such fees by Five percent (5%), in which case Distributor shall bear all costs associated with the audit. Distributor shall immediately refund any overcharges to Cricket. For a period of twelve (12) months after the termination of this Agreement, Distributor shall have the right to audit Cricket's books and records pertaining to transactions under this Agreement for purposes of clarifying any disputed amounts owing from Cricket or substantiating the funds received and any discrepancies claimed by Cricket between amounts it has received and amounts it believes it is owed.


8.       TAXES / SURCHARGES / FEES AND COSTS.
         ------------------------------------

             CONFIDENTIAL INFORMATION OF Q COMM INTERNATIONAL, INC.

[*Confidential treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [***], has been filed separately with the Securities and Exchange Commission.]


         8.1 Distributor shall be responsible for any applicable state and local taxes imposed on the distribution of Pins distributed hereunder. Cricket shall not be responsible for those taxes that retailers and Distributor customers are legally required under state and local law to collect from Consumers at the point of sale.

         8.2 Each party will indemnify and hold the other harmless for, from and against any liability resulting from any taxes, penalties and interest relating to or arising out of the indemnifying party's failure to pay any tax as required hereunder. Either party shall, at its option and expense have the right to seek administrative relief, a ruling, judicial review or other appropriate review (in a manner deemed appropriate by the party seeking such determination), as to the applicability of any tax, penalty or interest, or to protest any assessment and control any legal challenge to such assessment, but shall be liable hereunder for any such amount ultimately determined to be due and all reasonable costs and attorneys' fees incurred by the other party in connection therewith.

         8.3 Distributor shall provide Cricket with valid and appropriate resale tax exemption certificates and other similar documentation to demonstrate under applicable law that Pins delivered under this Agreement to Distributor or their customers are delivered for resale in the ordinary course of business and therefore not subject to sales tax, if any, at the time of sale to Distributor by Cricket.

         8.4 The parties agree to cooperate and provide reasonable documentation of the facts upon any tax audits conducted by government taxing authorities relating to purchases under this Agreement.


9.       TERMINATION/EXPIRATION.
         -----------------------

         9.1 Either party may terminate this Agreement, upon written notice to the other party that such other party has failed to cure a material breach of its obligations hereunder within thirty (30) calendar days after the delivery of written notice describing such material breach. Either party hereto may terminate this Agreement immediately upon written notice to the other party if the other party commits a material breach which by its nature is incurable. This Agreement shall terminate automatically upon Cricket' or Distributor's cessation of business, election to dissolve, dissolution, insolvency, failure in business, general assignment for the benefit of creditors, or filing of any petition in bankruptcy or for relief under the provisions of the bankruptcy laws.

         9.2      In the event of termination or expiration of this Agreement:

                  (a) Cricket's obligations, if any, to deliver requested Pins to Distributor shall immediately terminate and Distributor shall promptly return all unsold Pins, but Cricket's obligations to provide Wireless Services to Consumers that purchased Pins from POS Terminals prior to termination or expiration shall be a surviving and continuing obligation of Cricket subject to the terms and conditions of service applicable thereto.

                  (b) Distributor shall immediately cease operating as a
                      distributor of the Pins, and shall terminate all Cricket Functionality on all POS Terminals. Distributor shall further make all good faith efforts to recover and exchange out all Cricket-specific or labeled POS Terminals from the Contracted Dealers, or shall facilitate such utilizing Cricket market personnel. Cricket Locations

             CONFIDENTIAL INFORMATION OF Q COMM INTERNATIONAL, INC.

[*Confidential treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [***], has been filed separately with the Securities and Exchange Commission.]


                      shall promptly return all POS Terminals to Distributor.

                  (c) Distributor shall pay to Cricket no later than 5:00PM on the business day that is 30 days following the date of termination or expiration of this Agreement all outstanding amounts owed to Cricket relating to Pins sold through the date of termination or expiration.


10.      CONF1DENTIALITY/PROPRIETARY INFORMATION/NONDIVERSION.
         -----------------------------------------------------

         10.1 Any specifications, drawing, sketches, models, samples, data, computer programs or documentation, or technical or sales or business information ("Information") furnished or disclosed in furtherance of this Agreement shall be deemed the exclusive property of the disclosing party and, when in tangible form, shall be returned to the disclosing party upon expiration or termination of this Agreement, and when in intangible form, shall be destroyed within five (5) calendar days after expiration or termination of this Agreement. Unless such Information was previously known to the non-disclosing party, free of any obligation to keep it confidential, or has been disclosed in public domain, or has been or is subsequently made public by the disclosing party or a third party, it should be held in confidence by the non-disclosing party, shall be used only for the purposes hereunder, and may be used for other purposes only upon such terms and conditions as may be mutually agreed upon in writing. Distributor agrees to use its commercially reasonable efforts to cause Contracted Dealers to comply with this Section 10.1 with regard to Cricket Information provided to the sales locations.

         10.2 The parties agree that monetary damages for breach of obligations under this section may not be adequate and that the non-breaching party shall be entitled to injunctive relief with respect thereto without the need to post a bond.

         10.3 During the term of this Agreement and for a period of two (2) years after termination or expiration of this Agreement (whether voluntary or involuntary, with or without cause), Distributor, its officers, directors, employees, agents and any successor entity to Distributor shall not at any time
(i) request directly or indirectly any Cricket customer to curtail or cancel its business with Cricket, (ii) otherwise solicit, divert or attempt to divert any such customer from patronizing Cricket or its services, or (iii) following knowledge that a Consumer using a POS Terminal is a Cricket customer by virtue of the Consumer attempting to purchase a Cricket Pin using a POS Terminal, Distributor will cause the POS Terminal to not offer or advertise any non-Cricket wireless telephone services to such Consumer.

             CONFIDENTIAL INFORMATION OF Q COMM INTERNATIONAL, INC.

[*Confidential treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [***], has been filed separately with the Securities and Exchange Commission.]



11.      TRADENAMES AND TRADEMARKS.
         --------------------------

         11.1 Periodically Cricket will publish a list of Marks that Distributor and/or the Contracted Dealers are licensed to use under the Agreement. Such list will also be supplemented with reasonable rules and regulations pertaining to the Marks, which Distributor agrees to follow and to use commercially reasonable efforts to cause the Contracted Dealers to follow. Distributor acknowledges its right to use the Marks is derived solely from the Agreement and is limited to the identification of Distributor as distributors of Cricket Prepaid Wireless Services. Distributor agrees to comply, and to use commercially reasonable efforts to cause the Contracted Dealers to comply, with all reasonable rules and procedures pertaining to such Marks prescribed by Cricket from time to time during the term of this Agreement.

         11.2 Each party acknowledges and agrees that: (i) the Marks of the other party (the "Owning Party") are owned by the Owning Party, (ii) it will do nothing inconsistent with such ownership, (iii) all use of the Marks of the Owning Party by it shall inure to the benefit of and be on behalf of the Owning Party, (iv) nothing in this grant shall give it any right, title or interest in Owning Party's Marks other than the right to use the Owning Party's Marks in accordance herewith and in furtherance of their respective obligations under this Agreement, (v) it will not attack the Owning Party's title to the Owning Party's Marks or the validity of this grant, and (vi) it will use the Owning Party's Marks only in the form and manner prescribed from time to time by the Owning Party, and not use other trademarks or service marks in combination with any Owning Party Marks without the prior written approval of the Owning Party. Distributor further agrees it will cause the Contracted Dealers to comply with this Section 11.2 with regard to the use of Cricket Marks.

         11.3 This grant of a limited, nonexclusive authorization may not be assigned to any other entity or party without the prior written approval of the Owning Party.

         11.4 Each party agrees, at its own expense, to defend, indemnify and hold the Owning Party harmless for, from and against any and all claims, suits, actions, proceedings, judgments, damages, liabilities, costs and expenses (including attorneys' fees) arising either from use of the Owning Party's Marks by the indemnifying party, its agent or any third party authorized by the indemnifying party (including the Contracted Dealers), or advertising claims made in connection therewith, other than a claim based on an assertion by a third party either that the Owning Party does not own the Marks and/or does not have the right to grant the authorization provided heroin, or that the substance of an advertising claim approved by the Owning Party is materially false or misleading.

         11.5 Upon termination of this Agreement any permission or right to use Distributor Marks or Cricket Marks granted hereunder will cease to exist and the parties will immediately cease any use and Distributor shall use commercially reasonable efforts to cause the sales locations to cease any use, of such marks, and Distributor shall immediately cease referring to themselves as a distributor for Cricket.


12.      ADVERTISING AND SALES COLLATERAL.
         ---------------------------------

         12.1 Sales Collateral. Cricket will provide Distributor with collateral containing point of sale disclosure information, which will vary from market to market and from time to time during the term of this Agreement. Distributor agrees to use best efforts to cause all sales locations selling products in accordance with this Agreement to display such collateral in a conspicuous location and to ensure that copies of such collateral will be provided by store personnel to all Consumers purchasing products. For the

             CONFIDENTIAL INFORMATION OF Q COMM INTERNATIONAL, INC.

[*Confidential treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [***], has been filed separately with the Securities and Exchange Commission.]


purpose of the immediately preceding sentence best efforts shall mean (unless the parties otherwise agree in writing) (i) delivering letters provided by Cricket to every sales location that orders products hereunder instructing the stores on how to display such collateral and the need to prominently display such collateral in a conspicuous location; (ii) ensuring that such collateral, including brochures, will be timely provided to the sales locations for distribution to Consumers; and (iii) using best efforts to call each sales location that orders products hereunder every three (3) weeks to inquire about such sales locations need for additional point of sale disclosure brochures or other disclosure materials. Distributor also agrees to use commercially reasonable efforts to cause such collateral and point of sale information to be removed from the sales locations, at Cricket's election, upon termination of this Agreement.


13.      ADVERTISING REVIEW.
         -------------------

         Each party shall submit to the other party for review and approval, no less than seventy-two (72) hours prior to the decision deadline, all advertising, claims language and marketing materials (including but not limited to business letterhead, business pins, print, radio or television advertising, press releases, flyers, brochures, posters) and associated time frames that reference either parties Marks, tradenames, or logos of Cricket. No response shall be deemed to be a refusal to authorize.


 14.     PUBLICITY AND USE OF PARTY'S NAME.
         ----------------------------------

         Each party agrees that it shall not, without the prior written consent of the other party, make any news release or public announcement, confirmation or denial with respect to the use of either party's name or Marks or the existence of the terms and conditions of all or any part of this Agreement or any discussions or negotiations culminating herein, or the herein, or the fact or nature of their participation hereunder, or any phase of any services provided or activity conducted hereunder.


 15.     DISCLAIMER OF WARRANTY.
         -----------------------

         15.1 CRICKET MAKES NO WARRANTY WHATSOEVER, EXPRESS OR IMPLIED IN FACT OR BY LAW, WHETHER OF MERCHANTABILITY, FITNESS FOR ANY PARTICULAR PURPOSE OR OTHERWISE, CONCERNING ANY OF THE WIRELESS SERVICES, PINS, OR ANY MATERIALS TO BE PROVIDED HEREUNDER.

         15.2 DISTRIBUTOR GRANTS A WARRANTY OF SIX (6) MONTHS ON THE POS TERMINALS REGARDING FUNCTIONAL CAPABILITY AND STANDARD PERFORMANCE. EXCEPT AS OTHERWISE PROVIDED IN THIS AGREEMENT, DISTRIBUTOR GRANTS NO ADDITIONAL WARRANTIES, EITHER EXPRESS OR IMPLIED, WITH REGARD TO THE POS TERMINALS OR ANY SOFTWARE EMBEDDED THEREIN OR ANY OTHER PRODUCTS OR SERVICES IT PROVIDES, INCLUDING ANY IMPLIED WARRANTIES OF TITLE, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE, OR FREEDOM FROM COMPUTER VIRUS.

             CONFIDENTIAL INFORMATION OF Q COMM INTERNATIONAL, INC.

[*Confidential treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [***], has been filed separately with the Securities and Exchange Commission.]


 16.     INDEMNIFICATION/LIMITATION OF LIABILITY
         ---------------------------------------

         16.1 Cricket on the one hand and Distributor on the other (each, an "Indemnifying Party") agrees to indemnify, defend and hold harmless the other party, its parent company, subsidiaries, affiliates, franchisees, employees, partners, agents, and assigns for, from and against any and all liability to third parties (including but not limited to liabilities, judgments, damages, losses, claims, costs and expenses, including reasonable attorneys' fees) arising from: (i) a breach by the Indemnifying Party of its obligations under this Agreement, (ii) the acts, errors, representations, misrepresentations, or negligence of the Indemnifying Party or its employees and agents; (iii) the breach of any warranty, representation, law or ordinance by the Indemnifying Party in connection with this Agreement; or (iv) the violation by the Indemnifying Party of a third party's trade secrets, proprietary information, trademarks, copyright or patent rights in connection with the performance of services under this Agreement. Cricket's indemnity hereunder does not extend to the acts or omissions of an original equipment manufacturer. This Section shall survive the expiration or termination of this Agreement.

         16.2 Notwithstanding anything to the contrary herein, Distributor, at its sole expense, shall indemnify, defend and hold Cricket, its parent company, subsidiaries, affiliates, employees, partners, agents and assigns harmless for, from and against any and all claims or actions brought against any of them to the extent such claim or action is based on a claim that any of the POS Terminals, Distribution Services or any intellectual property or processes used in such POS Terminals or the delivery of the Pins via the POS Terminals infringes any patent, copyright, trademark, service mark, trade secret, trade name or other legally protected proprietary right of any third party. In such cases, Distributor shall pay all costs, fees (including reasonable attorneys' fees) and damages which may be incurred by Cricket and its parent company, subsidiaries, affiliates, employees, partners, agents and assigns in connection with any such claim or action, including but not limited to the settlement thereof, and the cost of a license to continue the parties' use of such third party's intellectual property if made available by such third party.

         16.3 EXCEPT WITH REGARD TO EACH PARTY'S INDEMNIFICATION OBLIGATIONS RELATING TO THIRD PARTY CLAIMS: (I) CRICKET'S LIABILITY FOR ANY CLAIMS BY DISTRIBUTOR HEREUNDER, WHETHER OR NOT BASED IN WHOLE OR PART ON NEGLIGENCE, SHALL NOT EXCEED THE PURCHASE PRICE HEREUNDER OF THE PRODUCTS IN RESPECT OF WHICH THE CLAIM IS MADE, IF APPLICABLE; AND (II) NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY LOSS OF PROFIT, SPECIAL EXEMPLARY, PUNITIVE, INCIDENTAL OR CONSEQUENTIAL DAMAGES THAT SUCH PARTY, ITS EMPLOYEES, AGENTS OR ASSIGNS, MAY SUFFER WHICH ARE CAUSED BY OR RESULT FROM THE PERFORMANCE OR NON-PERFORMANCE OF THIS AGREEMENT.


 17.     ARBITRATION/GOVERNING LAW.
         --------------------------

         17.1 Any claim, controversy or dispute between the parties that cannot be settled by private negotiation shall be resolved by final and binding arbitration. Such arbitration shall be conducted by a single arbitrator familiar with the wireless telecommunications industry, in accordance with the then-current Rules of Conciliation and Arbitration of the American Arbitration Association. The arbitrator shall be bound to apply the laws of the State of New York and, where applicable, federal statutory law. The arbitrator shall have authority to award compensatory damages only. The arbitrator's award shall be final and binding and may be entered in any court having jurisdiction thereof. Each party shall bear its own costs and attorney's fees. Notwithstanding anything to the contrary herein, neither party is precluded from seeking injunctive relief in any court of competent jurisdiction.

             CONFIDENTIAL INFORMATION OF Q COMM INTERNATIONAL, INC.

[*Confidential treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [***], has been filed separately with the Securities and Exchange Commission.]


         17.2 This Agreement, including all matters relating to the validity, construction, performance and enforcement thereof, shall be governed by the laws of the State of New York without giving reference to its principles of conflicts of laws.


 18.     INSURANCE.
         ----------

         During the term of this Agreement, each party shall keep in force adequate commercial general liability insurance, written on an occurrence basis, with both product and contractual liability coverage of $3,000,000 in the aggregate and per claim amounts of not less than $2,000,000.


19.      FORCE MAJEURE.
         --------------

         No party shall be deemed to be in default under this Agreement for any delay or failure to perform (other than the payment of money due) resulting from: (i) accidents, fire, labor disputes, acts of nature or other causes beyond its reasonable control and without its fault or negligence; (ii) acts or omissions of the other party; or (iii) compliance with any law, regulation ruling, order or requirement of any federal, state or municipal government or department or agency or court of competent jurisdiction. Any delay resulting there from shall extend performance accordingly or excuse performance, in whole or in part, as may be reasonable.


 20.     ASSIGNMENT.
         -----------

         Distributor may not assign or transfer this Agreement, without the prior written consent of Cricket, which consent shall not be unreasonably withheld. Cricket may assign this Agreement to any affiliate or to any successor in interest to Cricket's business in one or more markets contained in the Area with Distributor's consent not unreasonably withheld.


 21.     SEVERABILITY.
         -------------

         If any part of this Agreement proves to be invalid or unenforceable for any reason, such invalidity will affect only the portion of this Agreement which is invalid. In all other respects this Agreement will stand as if such invalid or unenforceable provision had not been a part thereof and the remainder of this Agreement shall remain in full force and effect.


 22.     WAIVER.
         -------

         Failure on the part of any party to complain of any act or failure to act of any other party or to declare any party in default, irrespective of the duration of such failure, shall not constitute a waiver of rights hereunder. No waiver hereunder will be effective unless it is in writing and executed by the party waiving the breach or default.


 23.     THIRD PARTY BENEFICIARIES.
         --------------------------

             CONFIDENTIAL INFORMATION OF Q COMM INTERNATIONAL, INC.

[*Confidential treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [***], has been filed separately with the Securities and Exchange Commission.]


         This Agreement shall not provide any person or entity not a party to this Agreement with any benefit, remedy, claim, liability, reimbursement, and cause of action or other right. Consumers and Contracted Dealers shall in no way be considered as third party beneficiaries or as parties under this Agreement.


 24.     NOTICES.
         --------

         Any notice to be given by the parties must be in writing, and shall be deemed to have been given if delivered personally, or if sent by registered or certified mail or overnight courier of delivery service to the parties at the following addresses or such other address designated by notice. All notices required to be delivered by the provisions of this Agreement shall be deemed so delivered on the earlier of the date actually received or three (3) business days after placement in the United States certified or registered mail, postage prepaid and addressed to the party to be notified at its most current principal business address of which the notifying party bas been notified.

         Notices to Cricket shall be addressed to:

                  Cricket Communications, Inc.
                  10307 Pacific Center Court
                  San Diego, CA 92121
                  Attn: General Counsel

         Notices to Distributor shall be addressed to:

                  Q Comm International, Inc.
                  510 E. Technology Ave., Bldg C
                  Orem, UT 84097


 25.     NON-EXCLUSIVE REMEDIES.
         -----------------------

         Except as provided in this Agreement, the parties' rights and remedies under this Agreement will be cumulative and non-exclusive of any other rights or remedies which either party may have by operation of law or otherwise.


26.      REPRESENTATION AND WARRANTY OF DISTRIBUTOR
         ------------------------------------------

         Distributor represents that it has all right and authorities required to operate its business and that it has the authority to enter into this Agreement without breaching any obligation or duty owed to any third party. Distributor represents and warrants that it has all the necessary rights in and to all software and processes used in the performance of it obligations hereunder, in the POS Terminals and in the associated documentation in order to grant the rights so granted hereunder and to perform its obligations hereunder without violating the rights of any third party.

             CONFIDENTIAL INFORMATION OF Q COMM INTERNATIONAL, INC.

[*Confidential treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [***], has been filed separately with the Securities and Exchange Commission.]


 27.     ENTIRE AGREEMENT.
         -----------------

         This Agreement, including all Exhibits, constitutes the entire Agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous, written or oral, agreements, representations and understandings of the parties. The parties acknowledge and agree that there are no other representations, agreements and understandings pertaining to the subject matter herein that the parties have relied on in entering into this Agreement other than those stated in this Agreement. This Agreement may be amended only by the mutual written agreement of the parties, signed by an authorized officer or representative of each party and it shall not be deemed to have been amended or any rights waived by any course of dealing or course of performance between the parties.


 28.     COUNTERPARTS.
         -------------

         This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same document.

         IN WITNESS WHEREOF, the parties execute this Agreement, effective as of the date set forth above.

CRICKET COMMUNICATIONS, INC.              Q COMM INTERNATIONAL, INC.


By:                                       By:
   -----------------------------------       ----------------------------------
       Authorized Signature                      Authorized Signature

Name:                                     Name:
     ---------------------------------         --------------------------------

Title:                                    Title:
      --------------------------------          -------------------------------

             CONFIDENTIAL INFORMATION OF Q COMM INTERNATIONAL, INC.

[*Confidential treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [***], has been filed separately with the Securities and Exchange Commission.]


                                    EXHIBIT A

                             Area (Cricket Markets)
                             ----------------------

                                      [***]

             CONFIDENTIAL INFORMATION OF Q COMM INTERNATIONAL, INC.

[*Confidential treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [***], has been filed separately with the Securities and Exchange Commission.]


                                    EXHIBIT B

               Fees To Cricket For 3rd Party Products And Services
               ---------------------------------------------------

                                      [***]

             CONFIDENTIAL INFORMATION OF Q COMM INTERNATIONAL, INC.

[*Confidential treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [***], has been filed separately with the Securities and Exchange Commission.]


                                    EXHIBIT C

         Approved Locations for POS Terminals with Cricket Functionality
         ---------------------------------------------------------------


                                      [***]

             CONFIDENTIAL INFORMATION OF Q COMM INTERNATIONAL, INC.

[*Confidential treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [***], has been filed separately with the Securities and Exchange Commission.]


                                    EXHIBIT D

                                Distribution Fees
                                -----------------

                                      [***]

             CONFIDENTIAL INFORMATION OF Q COMM INTERNATIONAL, INC.

[*Confidential treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [***], has been filed separately with the Securities and Exchange Commission.]


                                    EXHIBIT E

                          Additional Obligations; SLAs
                          ----------------------------

                                      [***]

             CONFIDENTIAL INFORMATION OF Q COMM INTERNATIONAL, INC.

[*Confidential treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [***], has been filed separately with the Securities and Exchange Commission.]


                              ESCALATION CONTACTS:


                                      [***]